December 30, 2019
(as revised August 17, 2020)

2019 Summary Prospectus
•	iShares Currency Hedged MSCI Italy ETF | HEWI | NYSE ARCA
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus (including amendments and supplements) and other information about the Fund, including the Fund’s statement of additional information and shareholder report, online at https://www.ishares.com/prospectus. You can also get this information at no cost by calling 1-800-iShares (1-800-474-2737) or by sending an e-mail request to iSharesETFs@blackrock.com, or from your financial professional. The Fund’s prospectus and statement of additional information, both dated December 30, 2019, as amended and supplemented from time to time, are incorporated by reference into (legally made a part of) this Summary Prospectus. Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at www.iShares.com.
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission (“SEC”), paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold accounts through a financial intermediary, you may contact your financial intermediary to enroll in electronic delivery. Please note that not all financial intermediaries may offer this service.
You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.
The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

iShares®
On June 10, 2020, the Board of Trustees of the Trust unanimously voted to close and liquidate the Fund. After the close of business on August 17, 2020 the Fund will no longer accept creation orders. Trading in the Fund will be halted prior to market open on August 18, 2020. Proceeds of the liquidation are currently scheduled to be sent to shareholders on August 20, 2020.
When the Fund is in the process of liquidating its portfolio, which is anticipated to commence prior to August 18, 2020, the Fund will hold cash and securities that may not be consistent with the Fund’s investment objective and strategies and is likely to incur higher tracking error than is typical for the Fund. Furthermore, during the time between market open on August 18, 2020 and August 20, 2020, because shares will not be traded on NYSE Arca, Inc. (“NYSE Arca”), we cannot assure you that there will be a trading market for your shares.
Shareholders may sell their holdings of the Fund on NYSE Arca until the market close on August 17, 2020 and may incur the usual and customary brokerage commissions associated with the sale of Fund shares. At the time the liquidation of the Fund is complete, shares of the Fund will be individually redeemed. If you still hold shares of the Fund on August 20, 2020, the Fund will automatically redeem your shares for cash based on the net asset value as of the close of business on August 17, 2020, which will include any dividends or distributions calculated as of that date.
If you are subject to federal income tax, the liquidation of the Fund will result in one or more taxable events for you. A sale or exchange of Fund shares prior to the liquidation will generally give rise to a capital gain or loss to you for federal income tax purposes. In connection with the liquidation, the Fund may declare taxable distributions of its investment income and/or taxable distributions of its net capital gain. Any liquidation proceeds paid to you should generally be treated as received by you in exchange for your shares and will therefore generally give rise to a capital gain or loss depending on your tax basis. Please consult your personal tax advisor about the potential tax consequences.
If you have any questions, please call 1-800-iShares (1-800-474-2737).

iSHARES® CURRENCY HEDGED MSCI
ITALY ETF
Ticker: HEWI	Stock Exchange: NYSE Arca
Investment Objective
The iShares Currency Hedged MSCI Italy ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization Italian equities while mitigating exposure to fluctuations between the value of the euro and the U.S. dollar.
Fees and Expenses
The following table describes the fees and expenses that you will incur if you buy, hold and sell shares of the Fund. The investment advisory agreement between iShares Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, litigation expenses and any extraordinary expenses. The Fund may incur “Acquired Fund Fees and Expenses.” Acquired Fund Fees and Expenses reflect the Fund's pro rata share of the fees and expenses incurred by investing in other investment companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund's prospectus (the “Prospectus”). BFA, the investment adviser to the Fund, has contractually agreed to waive a portion of its management fees so that the Fund’s total annual fund operating expenses after this fee waiver is equal to the Acquired Fund Fees and Expenses attributable to the Fund’s investment in the iShares MSCI Italy ETF (“EWI” or the “Underlying Fund”), after taking into account any fee waivers by EWI, plus 0.03% through December 31, 2020. The contractual waiver may be terminated prior to December 31, 2020 only upon written agreement of the Trust and BFA. BFA has contractually agreed to waive its management fees by an additional amount equal to 0.03% through December 31, 2020. The contractual waiver may be terminated prior to December 31, 2020 only upon written agreement of the Trust and BFA.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Fee Waiver	Total Annual Fund Operating Expenses After Fee Waiver
0.62%	None	None	0.49%	1.11%	(0.62)%	0.49%
Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1 Year	3 Years	5 Years	10 Years
$50	$291	$551	$1295
Portfolio Turnover. The Fund and the Underlying Fund in which the Fund principally invests, the iShares MSCI Italy ETF, may pay transaction costs, such as commissions, when they buy and sell securities (or “turn over” their portfolios). A higher portfolio turnover rate for the Fund or the Underlying Fund may indicate higher transaction costs and may cause the Fund or the Underlying Fund to incur increased expenses. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example (except costs to the Underlying Fund included as part of Acquired Fund Fees and Expenses), affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 8% of the average value of its portfolio. To the extent the Underlying Fund incurs costs from high portfolio turnover, such costs may have a negative effect on the performance of the Fund.
Principal Investment Strategies
The Fund seeks to track the investment results of the MSCI Italy 25/50 100% Hedged to USD Index (the “Underlying Index”), which primarily consists of stocks traded on the Milan Stock Exchange with the currency risk inherent in the securities included in the Underlying Index hedged to the U.S.
dollar on a monthly basis. The Underlying Index is a free float-adjusted market capitalization-weighted index with a capping methodology applied to issuer weights so that no single issuer exceeds 25% of the Underlying Index weight, and all issuers with a weight above 5% do not cumulatively exceed 50% of the Underlying Index weight. The Underlying Index will include large- and mid-capitalization companies and may change over time. As of August 31, 2019, a significant portion of the Underlying Index is represented by securities of companies in the financials and utilities industries or sectors. The components of the Underlying Index are likely to change over time.
Currently, the Fund achieves its investment objective by investing a substantial portion of its assets in the Underlying Fund.
BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by aiming to keep portfolio turnover low in comparison to actively managed investment companies.
BFA uses a representative sampling indexing strategy to manage the Fund and the Underlying Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities or other instruments comprising an applicable underlying index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of an applicable underlying index. The Fund and the Underlying Fund may or may not hold all of the securities and other components of the applicable underlying index.
The Fund generally will invest at least 90% of its assets in the component securities (including indirect investments through the Underlying Fund) and other instruments of the Underlying Index and in investments that have economic characteristics that are substantially identical to the component securities of the Underlying Index (i.e., depositary receipts representing securities of the Underlying Index) and may invest up to 10% of its assets in certain futures, options and swap contracts, cash and cash equivalents, including shares of money market funds advised by BFA or its affiliates, as well as in securities not included in the Underlying Index, but which BFA believes will help the Fund track the Underlying Index. Components of the Underlying Index include equity securities and foreign currency forward contracts (both deliverable and non-deliverable) designed to hedge non-U.S. currency fluctuations against the U.S. dollar. The notional exposure to foreign currency forward contracts (both deliverable and non-deliverable) generally will be a short position that hedges the currency risk of the equity portfolio. The Fund seeks to track the investment results of the Underlying Index before fees and expenses of the Fund.
The Underlying Index sells forward the total value of the non-U.S. dollar denominated securities included in the Underlying Index at a one-month forward rate to effectively create a “hedge” against fluctuations in the relative value of the euro in relation to the U.S. dollar. The hedge is reset on a monthly basis. The Underlying Index is designed to have higher returns than an equivalent unhedged investment when the euro is weakening relative to the U.S. dollar. Conversely, the Underlying Index is designed to have lower returns than an equivalent unhedged investment when the euro is rising relative to the U.S. dollar.
In order to track the “hedging” component of the Underlying Index, the Fund intends to enter into foreign currency forward contracts designed to offset the Fund’s exposure to the euro. A foreign currency forward contract is a contract between two parties to buy or sell a specified amount of a specific currency in the future at an agreed-upon exchange rate. The Fund's exposure to foreign currency forward contracts is based on the aggregate exposure of the Fund to the euro. While this approach is designed to minimize the impact of currency fluctuations on Fund returns, it does not necessarily eliminate the Fund’s exposure to the euro. The return of the foreign currency forward contracts may not perfectly offset the actual fluctuations in value between the euro and the U.S. dollar.
The Fund may also use non-deliverable forward (“NDF”) contracts to execute its hedging transactions. An NDF is a contract where there is no physical settlement of two currencies at maturity. Rather, based on the movement of the currencies and the contractually agreed-upon exchange rate, a net cash settlement will be made by one party to the other in U.S. dollars.
The Fund may lend securities representing up to one-third of the value of the Fund's total assets (including the value of any collateral received).
The Underlying Index is sponsored by MSCI Inc. (the “Index Provider” or “MSCI”), which is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities and currency forwards in the Underlying Index and publishes information regarding the market value of the Underlying Index.
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.
Summary of Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below (either directly or through its investments in the Underlying Fund), any of which may adversely affect the Fund's net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset Class Risk. Securities and other assets in the Underlying Index or in the Fund's or the Underlying Fund's portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes.
Assets Under Management (AUM) Risk. From time to time, an Authorized Participant (as defined in the Creations and Redemptions section of this Prospectus), a third-party investor, the Fund’s adviser or an affiliate of the Fund’s adviser, or a fund may invest in the Fund and hold its investment for a specific period of time to allow the Fund to achieve size or scale. There can be no assurance that any such entity would not redeem its investment or that the size of the Fund would be maintained at such levels, which could negatively impact the Fund.
Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for exchange-traded funds (“ETFs”), such as the Fund, that invest in securities issued by non-U.S. issuers or other securities or instruments that have lower trading volumes.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund's or the Underlying Fund's investments are concentrated in the securities and/or other assets of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class.
Currency Hedging Risk. In seeking to track the “hedging” component of the Underlying Index, the Fund invests in currency forward contracts (which may include both physically-settled forward contracts and NDFs) designed to hedge the currency exposure of non-U.S. dollar denominated securities held in its portfolio (directly or indirectly through its investment in the Underlying Fund). While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and its reference asset, and there can be no assurance that the Fund’s hedging transactions will be effective.
Exchange rates may be volatile and may change quickly and unpredictably in response to both global economic developments and economic conditions in a geographic region in which the Fund or the Underlying Fund invests. In addition, in order to minimize transaction costs, or for other reasons, the Fund’s exposure to the euro may not be fully hedged at all times. Because currency forwards are over-the-counter instruments, the Fund is subject to counterparty risk as well as market or liquidity risk with respect to the hedging transactions the Fund enters into.
The effectiveness of the Fund’s currency hedging strategy will in general be affected by the volatility of both the Underlying Index and the volatility of the U.S. dollar relative to the euro, measured on an aggregate basis. Increased volatility in either or both of the Underlying Index and the U.S. dollar relative to the euro will generally reduce the effectiveness of the Fund’s currency hedging strategy. The effectiveness of the Fund’s currency hedging strategy may also in general be affected by interest rates. Significant differences between U.S. dollar interest rates and foreign currency interest rates applicable to the euro may impact the effectiveness of the Fund’s currency hedging strategy.
Currency Risk. Because the Fund's and the Underlying Fund's NAVs are determined in U.S. dollars, the Fund's NAV could decline if the euro depreciates against the U.S. dollar and/or the Fund's attempt to hedge currency exposure to the euro is unsuccessful.

Generally, an increase in the value of the U.S. dollar against the euro will reduce the value of a security denominated in the euro. In addition, fluctuations in the exchange rates of currencies could affect the economy or particular business operations of companies in a geographic region, including securities in which the Fund or the Underlying Fund invests, causing an adverse impact on the Fund’s or the Underlying Fund’s investments in the affected region and the U.S. As a result, investors have the potential for losses regardless of the length of time they intend to hold Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the Fund's NAV may change quickly and without warning.
Cybersecurity Risk. Failures or breaches of the electronic systems of the Fund or the Underlying Fund, the Fund's or the Underlying Fund's adviser, distributor, the Index Provider and other service providers, market makers, Authorized Participants, hedging counterparties to the Fund or the issuers of securities in which the Fund or the Underlying Fund invests have the ability to cause disruptions, negatively impact the Fund’s business operations and/or potentially result in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cybersecurity plans and systems of the Fund’s Index Provider and other service providers, market makers, Authorized Participants, hedging counterparties to the Fund or issuers of securities in which the Fund or the Underlying Fund invests.
Derivatives Risk. The Fund will use currency forwards and NDFs to hedge the currency exposure resulting from investments in the foreign currency-denominated securities held by the Fund or the Underlying Fund. The Fund’s or the Underlying Fund's use of these instruments, like investments in other derivatives, may reduce the Fund’s or the Underlying Fund's returns, increase volatility and/or result in losses due to credit risk or ineffective hedging strategies. Volatility is defined as the characteristic of a security, a currency, an index or a market, to fluctuate significantly in price within a defined time period. Currency forwards, like other derivatives, are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.
A risk of the Fund’s or the Underlying Fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the value of the euro as compared to that of the U.S. dollar. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund or the Underlying Fund to sell or otherwise close a derivatives position could expose the Fund or the Underlying Fund to losses and could make derivatives more difficult for the Fund or the Underlying Fund to value accurately. The Fund or the Underlying Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. BFA’s use of derivatives is not intended to predict the direction of securities prices, currency exchange rates, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value. Derivatives may give rise to a form of leverage and may expose the Fund or the Underlying Fund to greater risk and increase its costs. Regulatory requirements may make derivatives more costly, may limit the availability of derivatives, and may delay or restrict the exercise of remedies by the Fund upon a counterparty default under derivatives held by the Fund (which could result in losses), remedies or termination rights by the Fund, and may otherwise adversely affect the value and performance of derivatives.
Dividend Risk. There is no guarantee that issuers of the stocks held by the Fund will declare dividends in the future or that, if declared, they will either remain at current levels or increase over time.
Equity Securities Risk. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. The Underlying Index is comprised of common stocks, which generally subject their holders to more risks than preferred stocks and debt securities because common stockholders’ claims are subordinated to those of holders of preferred stocks and debt securities upon the bankruptcy of the issuer.
Financials Sector Risk. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, changes in government regulations, economic conditions, interest rates, credit rating downgrades, and decreased liquidity in credit markets. The extent to which the Fund may invest in a company that engages in securities-related activities or banking is limited by applicable law. The impact of changes in capital requirements and recent or future regulation of any individual financial company, or of the financials sector as a whole, cannot be predicted. In recent years, cyberattacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses to companies in this sector, which may negatively impact the Fund.
Geographic Risk. A natural disaster could occur in Italy, which could adversely affect the economy or the business operations of companies in Italy, causing an adverse impact on the Fund's or the Underlying Fund's investments in Italy.
Index-Related Risk. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Underlying Index or that the Fund will achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Unusual market conditions may cause the Index Provider to postpone a scheduled rebalance, which could cause the Underlying Index to vary from its normal or expected composition.

Infectious Illness Risk. An outbreak of an infectious respiratory illness, COVID-19, caused by a novel coronavirus has resulted in travel restrictions, disruption of healthcare systems, prolonged quarantines, cancellations, supply chain disruptions, lower consumer demand, layoffs, ratings downgrades, defaults and other significant economic impacts. Certain markets have experienced temporary closures, extreme volatility, severe losses, reduced liquidity and increased trading costs. These events will have an impact on the Fund and its investments and could impact the Fund’s ability to purchase or sell securities or cause elevated tracking error and increased premiums or discounts to the Fund’s NAV. Other infectious illness outbreaks in the future may result in similar impacts.
Investment in Underlying Fund Risk. The Fund invests a substantial portion of its assets in the Underlying Fund, so the Fund’s investment performance is likely to be directly related to the performance of the Underlying Fund. The Fund’s NAV will change with changes in the value of the Underlying Fund and other instruments in which the Fund invests based on their market valuations. An investment in the Fund will entail more costs and expenses than a direct investment in the Underlying Fund, including as a result of the currency hedging activity conducted by the Fund.
As the Fund’s allocation to the Underlying Fund changes from time to time, or to the extent that the total annual fund operating expenses of the Underlying Fund changes, the weighted average operating expenses borne by the Fund may increase or decrease.
Issuer Risk. The performance of the Fund depends on the performance of individual securities and other instruments to which the Fund and the Underlying Fund have exposure. Changes in the financial condition or credit rating of an issuer of those securities or counterparty on other instruments may cause the value of the securities or instruments to decline.
Large-Capitalization Companies Risk. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large-capitalization companies has trailed the overall performance of the broader securities markets.
Management Risk. As the Fund will not fully replicate the Underlying Index, it is subject to the risk that BFA's investment strategy may not produce the intended results.
Market Risk. The Fund and the Underlying Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV.
Market Trading Risk. The Fund and the Underlying Fund face numerous market trading risks, including the potential lack of an active market for their shares,

losses from trading in secondary markets, losses due to ineffective currency hedges, periods of high volatility and disruptions in the creation/redemption process. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S AND THE UNDERLYING FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Mid-Capitalization Companies Risk. Compared to large-capitalization companies, mid-capitalization companies may be less stable and more susceptible to adverse developments. In addition, the securities of mid-capitalization companies may be more volatile and less liquid than those of large-capitalization companies.
National Closed Market Trading Risk. To the extent that the underlying securities and/or other assets held by the Fund or the Underlying Fund trade on foreign exchanges or in foreign markets that may be closed when the securities exchange on which the Fund’s or the Underlying Fund's shares trade is open, there are likely to be deviations between the current price of such an underlying security and the last quoted price for the underlying security (i.e., the Fund’s or the Underlying Fund's quote from the closed foreign market). These deviations could result in premiums or discounts to the Fund’s or the Underlying Fund's NAV that may be greater than those experienced by other ETFs.
Non-U.S. Securities Risk. Investments in the securities of non-U.S. issuers are subject to the risks associated with investing in those non-U.S. markets, such as heightened risks of inflation or nationalization. The Fund or the Underlying Fund may lose money due to political, economic and geographic events affecting issuers of Italian securities or Italian markets. In addition, non-U.S. securities markets may trade a small number of securities and may be unable to respond effectively to changes in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times. The Fund and the Underlying Fund are specifically exposed to European Economic Risk.
Operational Risk. The Fund and the Underlying Fund are exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s or the Underlying Fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund, the Underlying Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Passive Investment Risk. The Fund and the Underlying Fund are not actively managed, and BFA generally does not attempt to take defensive positions under any market conditions, including declining markets.
Reliance on Trading Partners Risk. The Fund and the Underlying Fund invest in a country whose economy is heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund's investments. Through its holdings of securities of certain issuers, the Fund and the Underlying Fund are specifically exposed to Asian

Economic Risk, European Economic Risk and U.S. Economic Risk.
Risk of Investing in Italy. The Fund’s investments in Italian issuers subjects the Fund and the Underlying Fund to legal, regulatory, political, currency and economic risks specific to Italy. Among other things, Italy’s economy has been characterized by slow growth over the past few decades due to factors such as a high tax rate, rigid labor market and a generous pension system. Recently, the Italian government has experienced significant budget deficits and a high amount of public debt, causing credit agencies to lower Italy’s sovereign debt rating. The Italian economy is also heavily dependent on trade with other European countries.
Securities Lending Risk. The Fund and the Underlying Fund may engage in securities lending. Securities lending involves the risk that the Fund or the Underlying Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund or the Underlying Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Small Fund Risk. When the Fund’s size is small, the Fund may experience low trading volume and wide bid/ask spreads. In addition, the Fund may face the risk of being delisted if the Fund does not meet certain conditions of the listing exchange. Any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs for the Fund and negative tax consequences for its shareholders.
Tax Risk. Because the Fund invests in the Underlying Fund, the Fund’s realized losses on sales of shares of the Underlying Fund may be indefinitely or permanently deferred as “wash sales.” Distributions of short-term capital gains by the Underlying Fund will be recognized as ordinary income by the Fund and would not be offset by the Fund’s capital loss carryforwards, if any. Capital loss carryforwards of the Underlying Fund, if any, would not offset net capital gains of the Fund. Each of these effects is caused by the Fund's investment in the Underlying Fund and may result in distributions to Fund shareholders being of higher magnitude and less likely to qualify for lower capital gain tax rates than if the Fund were to invest directly in the securities and other instruments comprising the Underlying Index. The Fund invests in derivatives. The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset. Derivatives may produce taxable income and taxable realized gain. Derivatives may adversely affect the timing, character and amount of income the Fund realizes from its investments. As a result, a larger portion of the Fund’s distributions may be treated as ordinary income rather than as capital gains. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by the Fund. Income from swaps is generally taxable. In addition, the tax treatment of certain derivatives, such as swaps, is unsettled and may be subject to future legislation, regulation or administrative pronouncements issued by the U.S. Internal Revenue Service (“IRS”).
Tracking Error Risk. The Fund may be subject to tracking error, which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities (including shares of the Underlying Fund) and other instruments held in the Fund’s portfolio and those included in the Underlying Index, pricing differences (including, as applicable, differences between a security’s price at the local market close and the Fund’s valuation of a security at the time of calculation of the Fund’s NAV), transaction and hedging costs incurred and forward rates achieved by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of dividends or other distributions, interest, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Underlying Index and the cost to the Fund of complying with various new or existing regulatory requirements. These risks may be heightened during times of increased market volatility or other unusual market conditions in the affected securities and/or foreign exchange markets. In addition, tracking error may result because the Fund incurs fees and expenses, while the Underlying Index does not, and because the Fund accepts creations and redemptions during time periods between which it is able to adjust its currency hedges, whereas the
Underlying Index does not adjust its hedging during these periods. To the extent that the Fund seeks its investment objective through investments in the Underlying Fund, the Fund may experience increased tracking error as compared to investing directly in the component securities of the Underlying Index. The potential for increased tracking error may result from investments in the Underlying Fund due to, among other things, differences in the composition of the investment portfolio of the Underlying Fund as compared to the index tracked by the Underlying Fund and differences in the timing of the Fund’s valuation of: (i) the Underlying Fund and the currency forward contracts (each valued as of the close of the New York Stock Exchange (“NYSE”), typically 4:00 p.m., Eastern Time), (ii) the valuation of the securities in the Underlying Index (generally valued as of each security’s local market close) and (iii) the currency forward contracts included in the Underlying Index (generally valued at 4:00 p.m., London time).
Utilities Sector Risk. The utilities sector is subject to significant government regulation and oversight. Deregulation, however, may subject utility companies to greater competition and may reduce their profitability. Companies in the utilities sector may be adversely affected due to increases in fuel and operating costs, rising costs of financing capital construction and the cost of complying with regulations, among other factors.
Valuation Risk. The price the Fund and the Underlying Fund could receive upon the sale of a security or unwind of a financial instrument or other asset may differ from the Fund's or the Underlying Fund's valuation of the security, instrument or other asset and from the value used by the Underlying Index, particularly for securities or other instruments that trade in low volume or volatile markets or that are valued using a fair value methodology as a result of trade suspensions or for other reasons. In addition, the value of the securities or other instruments in the Fund's or the Underlying Fund's portfolio may change on days or during time periods when shareholders will not be able to purchase or sell the Fund's or the Underlying Fund's shares. Authorized Participants who purchase or redeem
Fund shares on days when the Fund or the Underlying Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the Fund or the Underlying Fund not fair-valued securities or used a different valuation methodology. The Fund’s or the Underlying Fund's ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
Performance Information
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section of the Prospectus. If BFA had not waived certain Fund fees during certain periods, the Fund's returns would have been lower.
Year by Year Returns1 (Years Ended December 31)

[1]	The Fund’s year-to-date return as of September 30, 2019 was 26.71%.
The best calendar quarter return during the periods shown above was 18.51% in the 4th quarter of 2016; the worst was -14.57% in the 1st quarter of 2016.
Updated performance information, including the Fund’s current NAV, may be obtained by visiting our website at www.iShares.com or by calling 1-800-iShares (1-800-474-2737) (toll free).

Average Annual Total Returns
(for the periods ended December 31, 2018)
	One Year	Since Fund Inception
(Inception Date: 06/29/2015)
Return Before Taxes	-9.86%	-1.37%
Return After Taxes on Distributions[1]	-10.47%	-4.27%
Return After Taxes on Distributions and Sale of Fund Shares[1]	-4.40%	-1.33%
MSCI Italy 25/50 100% Hedged to USD Index (Index returns do not reflect deductions for fees, expenses or taxes)	-10.18%	-1.73%

[1]	After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sales of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sales of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

Management
Investment Adviser. BlackRock Fund Advisors.
Portfolio Managers. Jennifer Hsui, Alan Mason, Orlando Montalvo and Greg Savage (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Ms. Hsui, Mr. Montalvo and Mr. Savage have been Portfolio Managers of the Fund since 2015. Mr. Mason has been a Portfolio Manager of the Fund since 2016.
Purchase and Sale of Fund Shares
The Fund is an ETF. Individual shares of the Fund may only be bought and sold in the secondary market through a broker-dealer. Because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
Tax Information
The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA, in which case, your distributions generally will be taxed when withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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For more information visit www.iShares.com or call 1-800-474-2737
IS-SP-HEWI-0820
Investment Company Act file No.: 811-09729